1ST SECURITY BANK

FS BANCORP, INC.

Investor Presentation

June 4th, 2013


1ST SECURITY BANK

Build a truly great place to work and bank.

FSBW Vision Statement

SAFE HARBOR STATEMENT

Certain matters discussed in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could." Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, assumptions and statements about future performance. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the results anticipated, including, but not limited to: general economic conditions, either nationally or in our market area, that are worse than expected; the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market area; increases in premiums for deposit insurance; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; changes in the interest rate environment that reduce our interest margins or reduce the fair value of financial instruments; increased competitive pressures among financial services companies; our ability to execute our plans to grow our residential construction lending, our mortgage banking operations and our warehouse lending and the geographic expansion of our indirect home improvement lending; our ability to attract and retain deposits; our ability to control operating costs and expenses; changes in consumer spending, borrowing and savings habits; our ability to successfully manage our growth; legislative or regulatory changes that adversely affect our business or increase capital requirements, including changes related to Basel III; the effect of the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing regulations, changes in regulation policies and principles, or the interpretation of regulatory capital or other rules; adverse changes in the securities markets; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Public Company Accounting Oversight Board or the Financial Accounting Standards Board; costs and effects of litigation, including settlements and judgments and inability of key third-party vendors to perform their obligations to us. Additional information concerning certain of these risk and uncertainties are described in FS Bancorp, Inc.'s prospectus and quarterly, annual and other report filed with the SEC.

SAFE HARBOR STATEMENT

Any of the forward-looking statements that we make in this presentation and in the other public statements we make are based upon management's beliefs and assumptions at the time they are made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2013 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us, and could negatively affect the Company's operations and stock price performance.

Agenda

- History
- Culture
- Footprint
- Financial Results
- Lending Breakout
- Business Plan
- Questions and Answers

Bank History

- Founded in 1936 as a credit union. Operated as a credit union until 2004.
- Converted to a state chartered mutual savings bank on April 1, 2004, operating as 1st Security Bank of Washington.
- Converted to a stock savings bank on July 9, 2012. Holding company under the name FS Bancorp, Inc. 100% owner of 1st Security Bank of Washington.


WASHINGTON CREDIT UNION
1ST SECURITY BANK
FS BANCORP, INC.
FSBW

Bank Culture

- Vision: “Build a truly great place to work and bank.”
- Mission: “Live our Core Values and ‘wow’ each other and our customers every day.”
- Business Philosophy
- Emphasis on collaboration
- Best idea wins
- Jim Collins’ Good to Great lessons

1st Security Bank Footprint


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Map
Satellite
Port Hadlock-Irondale
Whidbey Island
North Marysville
Lake Stevens
Puget Sound
Monroe
Woodinville
Silverdale
Bainbridge Island
Newport Hills
Issaquah
Snoqualmie
North Bend
Shorewood
SeaTac
Kent
Covington
Belfair
Gig Harbor
Federal Way
University Place
Lakewood
Puyallup
Enumclaw
Buckley
South Hill
Shelton
Spanaway
Orting
Graham
Olympia
Yelm
Map data ©2012 Google - Terms of Use Report a map error

Poulsbo
Poulsbo Home Lending

Edmonds

Lynnwood

Administrative Offices

Canyon Park

Overlake
Bellevue Home Lending

Puyallup

Capitol Hill Branch opened May 13th, 2013.

Snohomish County Banks 2008 and Now

Headquartered in Snohomish County: December 31, 2008

Frontier Bank*	$4,099,493
Cascade Bank*	$1,636,243
City Bank*	$1,325,541
Golf Savings Bank*	$519,651
North County Bank*	$349,771
1st Security Bank	$255,369
Coastal Community Bank	$242,683
First Heritage Bank*	$207,451
The Bank of Washington	$205,843
Prime Pacific Bank, NA	$185,152
Pacific Crest Savings Bank	$149,018
Mountain Pacific Bank	$132,912
UniBank	$122,568
Bank of Everett*	$44,755

Headquartered in Snohomish County: March 31, 2013

Coastal Community Bank	$387,010
1st Security Bank	$371,560
UniBank	$193,825
Pacific Crest Savings Bank	$161,870
Mountain Pacific Bank	$133,686
Prime Pacific Bank, N.A.	$122,231
The Bank of Washington	$117,530

Information from the FFIEC Central Data Repository's Public Data Distribution web site as of 5/20/2013.

*Indicates a financial institution no longer chartered in Snohomish County.

Northwest Economy



- Jobs, Jobs, Jobs.
- Limited supply of in city housing.
- Major employers include Boeing, Microsoft, Amazon, Starbucks, Costco, Google, Russell, and Nordstrom.
- Population growth, income growth, and housing affordability.

Financial History

Data prior to December 31, 2012 is reported for the Bank only.

	3/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009
Net Loans	$276,501	$274,949	$217,131	$230,822	$231,441
Total Assets	$371,571	$359,030	$283,793	$292,334	$281,836
Total Deposits	$293,781	$288,949	$246,418	$243,957	$230,985
Total Equity	$60,941	$59,897	$26,767	$24,795	$23,315
Net Income (Loss)	$1,235*	$5,295	$1,545	$1,602	$(4,574)

* Quarterly Net Income

Numbers presented in thousands (000's)

Income Statement

Three Months Ended
March 31, 2013 (Consolidated)

Interest Income	$5,175
Interest Expense	(510)
Net Interest Income (NII)	**4,665**
Provision for Loan Losses	(600)
NII after Provision	**4,065**
Noninterest Income	2,263
Noninterest Expense	(4,468)
Income Pre Tax Provision	**1,860**
Provision for Income Tax	(625)
Net Income	**$1,235**

Three Months Ended
March 31, 2012 (Bank only)

Interest Income	$4,299
Interest Expense	(649)
Net Interest Income (NII)	**3,650**
Provision for Loan Losses	(515)
NII after Provision	**3,135**
Noninterest Income	723
Noninterest Expense	(3,581)
Income Pre Tax Provision	**277**
Provision for Income Tax	0
Net Income	**$277**

Numbers presented in thousands (000's)

Balance Sheet

Numbers presented in thousands (000's)

As of March 31, 2013 (Consolidated)

Cash and Cash Equivalents	$8,906
Securities AFS at Fair Value	43,158
Loans Held for Sale	20,160
Loans Receivable, Net	276,501
Other Real Estate Owned	1,956
Premises and Equipment, Net	13,024
Other Assets*	7,866
TOTAL ASSETS	**371,571**
Noninterest Bearing Deposits	36,500
Interest-bearing Deposits	257,281
Borrowings	13,659
Other Liabilities	3,190
TOTAL LIABILITIES	**310,630**
TOTAL EQUITY	**60,941**

As of March 31, 2012 (Bank Only)

Cash and Cash Equivalents	$16,359
Securities AFS at Fair Value	31,866
Loans Held for Sale	1,399
Loans Receivable, Net	232,479
Other Real Estate Owned	2,789
Premises and Equipment, Net	9,957
Other Assets*	5,985
TOTAL ASSETS	**300,834**
Noninterest Bearing Deposits	23,011
Interest-bearing Deposits	241,457
Borrowings	7,800
Other Liabilities	1,528
TOTAL LIABILITIES	**273,796**
TOTAL EQUITY	**27,038**

***Includes accrued interest receivable, deferred tax asset, and other assets.**

Selected Financial Ratios

	(Consolidated) 3/31/2013*	(Consolidated) 12/31/2012*	(Bank Only) 3/31/2012*
Return on Average Assets	1.37%	1.22%	0.38%
Net Interest Margin	5.45%	5.52%	5.35%
Efficiency Ratio	64.49%	66.24%	81.89%
Net Loans & Leases to Deposits	94.12%	95.15%	87.90%
Non Performing Assets to Total Assets	1.02%	1.13%	1.60%
ALLL/Total Loans and Leases not HFS	1.79%	1.68%	1.78%
Tier One Leverage Capital	16.50%	16.66%	9.22%
Book Value Per Share	$20.22	$19.92	N/A**

* Number are quarterly results annualized as applicable.

** Per share calculations are not available as the company became a stock savings bank on July 9, 2012.

Loan Diversification

Target Loan Mix

Type	Percentage of Gross Loans including HFS
Consumer Lending	30%
Commercial Real Estate	30%
Business Lending	20%
Residential Lending	20%
TOTAL	100%

Actual 3/31/2013

Type	Percentage of Gross Loans including HFS
Consumer Lending	38%
Commercial Real Estate	26%
Business Lending	20%
Residential Lending	16%
TOTAL	100%

Actual 12/31/2012

Type	Percentage of Gross Loans including HFS
Consumer Lending	38%
Commercial Real Estate	24%
Business Lending	25%
Residential Lending	13%
TOTAL	100%

Consumer lending consists of indirect dealer loans and branch consumer loans. Commercial real estate consists of owner and non owner occupied real estate and residential construction. Business lending includes C+I loans as well as warehouse lending. Residential includes all 1-4 family residential liens including home equity and held for sale.

Consumer Lending

Q1 2013 Highlights
- $114MM Outstanding as of 3/31/13
- $14.8MM in Dealer Originations (Up 82.9% from comparable first quarter 2012)
- Average Yield of 9.07% in Q1, up from 8.90% in Q4
- Top 10 Dealers accounted for $10.0MM (67.48%) of loan originations in Q1 2013

Q1 2013 Dealer Production by State
- 40.15% Washington
- 33.15% Oregon
- 26.70% California

2009-2013 Portfolio Credit Quality


70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
< 680
680 - 719
720+
FICO Scores
2009
2012

2013 Portfolio Characteristics


Automobile 2%
Other 2%
Recreational 16%
Home Improvement 80%

Home Lending

2013 Q1 Closings: $53.5MM (100% Retail)

- 1st Quarter Purchases Closings: 46%
- 1st Quarter New Applications: $81MM
- 72% of Conventional loans have a FICO >=741
- 73% of Conventional loans have a LTV of <=80%
- Opened the Poulsbo Production Office


1st Quarter Closed Loans
Conventional
Government
Portfolio
$1,179,911
$9,266,616
$43,038,745


Total Closings
Millions
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
$9.3
$28.1
$43.3
$65.0
$53.5
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13

Home Lending

2013 Servicing unpaid principal balance $157.7MM

- First quarter increase in servicing asset:	$29.1MM
- Book value for mortgage servicing rights:	.90%
- Weighted average coupon	3.93%


3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
January
February
March
April
May
June
July
August
September
October
November
December
January
February
March
Average
Margin On Sale
Margin On Sale - MSR Adj

2013 Q1 Margins on loan sales:

- Margins on loans sold in Q1 of 2.75%
- Slight decrease from 2.85% Q4 2012 Margins
- Tightening of margins due to larger number of purchase transactions/competition.
- Moved from individual best effort locks to hedging in the first quarter 2013.

Commercial Business Lending

2013 Q1 Highlights

- $61.1MM Outstanding as of 3/31/13
- $109.5MM Commitments as of 3/31/13
- $26.8MM of Outstanding balances are warehouse related, down 12.1MM from December 2012

2013 Mortgage Warehouse Lines

- Commitments were flat at $58MM quarter over quarter
- Outstanding balances at quarter end decreased from $38.9MM to $26.8MM quarter over quarter

2013 Quarter End Product Mix


26,753,026
44%
34,307,781
56%
C+I
Warehouse

2010 – 2013 Warehouse Balances


$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13

Residential Construction Lending

Portfolio Highlights

- $13.8MM in 2013 Q1 Originations
- $60.2MM Committed as of 3/31/13
- $35.5MM Outstanding as of 3/31/13
- $9.4MM Loan Payoffs in Q1 2013
- 6.72% Average Interest Rate
- 66.4% Average Loan-To-Value
- 87.5% Average Loan-To-Cost
- 89% of Originations in King County since the start of the residential construction portfolio

March 31, 2013 Concentration (Committed)


$55.8MM
Vertical
Construction
93%
7%
$4.4MM
Finished Lots

*Data as of 3/31/2013

Nonperforming Assets


$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
Non Accrual Loans
OREO
Repo'd Property
31-Dec-11
31-Dec-12
31-Mar-13

Numbers reported in thousands (000's)

Deposit Trends

As of March 31, 2013 (Consolidated)


Checking
MMDA and Savings
CD's less than $250,000
CD's $250,000+
$21,925
8%
$59,079
20%
$83,041
28%
$129,736
44%
Numbers reported in (000's)

As of March 31, 2012 (Bank Only)


Checking
MMDA and Savings
CD's less than $250,000
CD's $250,000+
$24,477
9%
$46,044
18%
$77,361
29%
$116,586
44%
Numbers reported in (000's)

Business Plan

- Growing and diversifying our loan portfolio
- Maintaining and improving asset quality
- Emphasizing lower cost core deposits to reduce the costs of funding our loan growth
- Capturing our customers' full relationship by offering a wide range of products and services
- Expanding our reach by leveraging our well-established involvement in the community and by selectively emphasizing products and services designed to meet our customers' banking needs

Capital Management Strategy

- Primary deployment through organic asset growth
- Quarterly cash dividend of 5 cents per share for shareholders of record on May 15th, 2013 and payable on May 29th, 2013
- $12.1 million in cash held at FS Bancorp, Inc. as of March 31, 2013
- Continued focus on increasing shareholder value

Contact Information

Joseph C. Adams
joea@fsbwa.com
Chief Executive Officer
425-697-8048

Matthew D. Mullet
mattm@fsbwa.com
Chief Financial Officer
425-697-8026

6920 220th Street Southwest
Mountlake Terrace,
Washington 98043